Exhibit 99.2 Second Quarter 2005 Conference Call April 19, 2005 Safe Harbor statement: Johnson Controls has made forward-looking statements in this document pertaining to its financial results for fiscal 2005 that are based on preliminary data and are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future risks and may include words such as "believes," "forecasts," "expects," "outlook" or similar expressions. For those statements, the company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to increase prices due to higher raw material costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, as well as those factors discussed in the company's Form 8-K (dated October 26, 2004) could affect the company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the company.

Overview John Barth - Chairman and CEO Business Results Denise Zutz - VP Strategy, Investor Relations and Communication Financial Review Steve Roell - Executive VP and CFO Q&A Agenda

Second Quarter 2005 Record quarter for sales and earnings Consistent with March 8, 2005 guidance Growth in both businesses New interiors launches and higher battery shipments Higher controls revenues Record operating income Higher volume Improved cost structure (including prior restructuring benefits) in both automotive and controls Continued to support the success of our customers Completed divestitures of non-strategic businesses Engine electronics World Services: facility management for DoD and DoE bases Letter of intent to acquire Delphi's global automotive battery business Supports strategies for unit volume growth and expansion into Asia Proceeding as expected Thanks and congratulations to our employees!

Business Environment / JCI Strategies Lower pricing - higher commodity costs - vehicle production uncertainty Automotive Controls Domestic construction market improving - higher energy costs a positive Branch office redesign producing anticipated results Technical services growing with added mechanical capabilities Facility management continues to perform well Focus on helping battery customers gain market share Success with brands: Varta, Optima, LTH, etc. Battery operational improvements - integration progress Accelerated cost reduction focus begun in 2004 Manufacturing, engineering and purchasing Footprint analysis: opportunity for consolidation / low-cost countries / follow customers Continue to strengthen and invest in innovation

Continued Focus on Profitable Growth Significant growth opportunities remain in each business Customer focus enables us to continuously find new ways to add value: Innovation, technology, systems integration, expanded markets Financial strength to continue making significant investments in all businesses Innovation Acquisitions/JVs Discipline of continuous improvement in all aspects of our global organization Cost, productivity, execution We benefit from our diversification Businesses, markets, customers, geography On track to achieve our 59th consecutive year of sales growth and 15th consecutive year of earnings growth

Second Quarter 2005 Results Sales up 13% to $7.1 billion Strong growth in both businesses Presentation on GAAP and non-GAAP basis GAAP Income from continuing operations of $54 million, or $0.28/share Net income, including discontinued operations, of $203 million or $1.04/share Non-GAAP Before special items: 2005 and 2004 restructuring costs, a 2005 tax credit, and a 2004 pension gain Operating income up 11% to $270 million After-tax income from continuing operations up 13% to $165 million Diluted earnings per share from continuing operations $0.85 versus $0.76

Second Quarter 2005 Automotive Group Sales North America Interiors sales up 6% Industry production down 4% Positive comparisons with Chrysler, GM, Nissan, Toyota Negative comparison at Ford Incremental backlog + mix, net of pricing = 10% Battery sales up 39% Most of increase due to consolidation of Latin American joint venture Unit shipments up 30% (5 - 10% ex. JV consolidation) 2005 2004 Change Change ex FX $5.7 $5.0 14% +11% (Continuing operations, in billions) Europe Interiors sales up 15% (9% ex FX) Industry production estimated down 2% Positive comparisons at Ford/PAG, Mercedes, Opel Incremental backlog + FX + mix, net of pricing = 17% • Battery sales up 21% FX impact Units up 9% Asia Consolidated interiors sales up 35% New Nissan models in Japan Favorable currency China down 20-25% Decline in volumes is moderating

# Second Quarter: Key Platforms

## Positives

### North America

| | |
|---|---|
| **GM** | Uplander/Montana/Terraza/Relay, LaCrosse |
| **Ford** | F-Series |
| **DCX** | 300/Magnum, Grand Cherokee |
| **Toyota** | Camry, Corolla, Matrix, Lexus RX330 |
| **Nissan** | Pathfinder, Altima |
| **VW** | Jetta |

### Europe

| | |
|---|---|
| **Opel** | Astra |
| **Ford** | Focus, Fiesta, Land Rover Discovery/ Range Rover Sport, Volvo S40/V50, S60/V70, S80, XC90 |
| **DCX** | CLS-Class coupe |

## Negatives

### North America

| | |
|---|---|
| **GM** | TrailBlazer/Envoy, Grand Prix, Rendezvous |
| **Ford** | Expedition/Navigator, Mustang, Focus, Town Car |
| **DCX** | Mercedes M-Class, Liberty |
| **Nissan** | Quest |

### Europe

| | |
|---|---|
| **VW** | Passat, Touareg |
| **DCX** | E-Class, S-Class |

8

Second Quarter 2005 Automotive Group Operating Income (Non-GAAP*) 2005 2004 Change $219 $199 +10% North America Interiors margin decrease Price reductions Higher commodity costs .....More than offsetting lower engineering and launch costs Battery slight margin increase Increased quality, cost reductions Europe Interiors margin increase Higher sales Operational improvement Lower engineering and launch costs due to improved efficiencies .....More than offsetting lower pricing and higher commodity costs Battery margin higher Volume Integration synergies (Continuing operations, in millions) *See GAAP segment information in appendix

Second Quarter 2005 Controls Group Sales 2005 2004 Change Change ex FX $1.4 $1.3 +9% +6% (Continuing operations, in billions) North America Sales up 10% -Construction up 15 - 20% -Systems renovation up 15 - 20% -Technical services up 10 -15% -Facility management up 0 - 5% Europe Sales up 8% (3% ex FX) Increases in existing building market for systems, services and facility management Construction remains weak

Second Quarter 2005 Controls Group Operating Income (Non-GAAP*) 2005 2004 Change $51 $43 +18% North America Margin higher Strong growth in systems and services; lesser growth in lower margin facility management Benefit of changes to improve operational and process efficiencies within branch network Europe Margin higher Slight volume increase Cost reductions (Continuing operations, in millions) *See GAAP segment information in appendix

Controls Group Backlog (at March 31) 2005 2004 Change $2.0B $1.8B +7% Orders North America orders up 11% Strength in healthcare, industrial and office sectors for construction Growth in systems renovation in education and industrial sectors Double-digit increase in technical services Europe orders up 3% Construction favorable Service growth Order Highlights Citigroup Institute for Scientific Research Deutsche Post World Net Reno Airport CAMCO, Inc. Chesapeake Bay Bridge-Tunnel Marion County School District

Second Quarter 2005 Financial Highlights (GAAP) (in millions) Segments Automotive Group $159 m Controls Group $ 51 m Financial Impact Payback through the end of calendar 2006 Benefits offsetting commodity cost increases for the balance of 2005 2005 Restructuring Actions Workforce reduction Plant consolidations/ closures

Gain on Sale of Discontinued Operations Tax Benefit Related to Taxable Gain Restructuring Taxable gain on sale of discontinued operations allows the company to recognize capital losses ... which results in a tax benefit in continuing operations Majority of restructuring does not create a tax benefit because actions occur in regions for which the company has valuation allowances Second Quarter Special Items (in millions)

Second Quarter 2005 Financial Highlights (GAAP) (in millions) Q2 2005 tax rate Pre-tax Income Related Taxes GAAP income from continuing operations before income taxes and minority interests $34 $32 Deduct tax benefit associated with a European capital loss transaction - (69) Add restructuring expense & subtract related tax benefit 210 (27) Non-GAAP income from continuing operations before income taxes and minority interests $244 ($64) Effective tax rate 26.2% Reconciliation GAAP Income and Income Tax

Second Quarter 2005 Financial Highlights (Non-GAAP*) (in millions) *see GAAP reconciliation in appendix

Second Quarter 2005 Financial Highlights (Non-GAAP*) (in millions) Equity income: Automotive results in China lower Miscellaneous - net: Foreign currency losses vs gains last year Tax rate: Lower base rate in 2005 Minority interests: Lower results from automotive JVs in NA *see GAAP reconciliation in appendix

Second Quarter 2005 Cash Flow ($ in millions) Adjusted free cash flow* of $179 million vs $82 million in the prior year period Quarter-ended March 31, 2005 (*Adjusted income from continuing operations, plus depreciation/amortization, less capital expenditures) Includes the impact of reduced factoring and prior year income tax refunds

# 2005 Full-Year Estimates (Non-GAAP*)

| | Old | New |
|---|---|---|
| Sales | +8 – 10% | +10 – 12% |
| *Automotive* | +8 – 10% | +10 – 12% |
| *Controls* | +8 – 10% | +10 – 12% |
| Op. margin | | |
| *Automotive* | Slight improvement | Flat |
| *Controls* | Moderate decline | Flat |
| Op. Income | +10 – 12% | Unchanged |
| Income from Cont. Ops. | Up more than Operating income | Unchanged |

Assumption: Euro at US$1.30

## Key Factors

**Automotive**

- Foreign currency translation
- Vehicle production/mix
- Raw material costs and pricing
- Lower launch and engineering costs
- Quality/cost initiatives

**Controls**

- Foreign currency translation
- Systems growth in new and existing building markets
- Technical services growth
- Improved operating efficiencies

*See GAAP reconciliation in appendix

19

2005 Achievements Organic growth in all businesses Intensified focus on cost and quality Process improvement across all functions Benefits of diversification Strengthened financial position Sustain leadership and #1 global market positions

Appendix

Second Quarter 2005 GAAP Reconciliations * In billions ** Actual 2004 and 2005 results in millions * ** ** **

Second Quarter 2005 GAAP Segment Information (1) Automotive Group operating income excludes $158.7 and $69.1 million of restructuring costs for the three and six months ended March 31, 2005 and 2004, respectively. In addition, the three and six months ended March 31, 2004 excludes a pension gain of $84.4 million. (2) Controls Group operating income excludes $51.3 and $13.3 million of restructuring costs for the three and six months ended March 31, 2005 and 2004, respectively.